                                   AMENDMENT NO. 1


                    Amendment No. 1 and Waiver (the "Amendment"), dated as of January 24, 1995, by and among Envirodyne Industries, Inc., a Delaware corporation (the "Company"), the Domestic Lenders listed on the signature pages hereof, (the "Domestic Lenders"), the Multicurrency Lenders listed on the signature pages hereof (the "Multicurrency Lenders"), Bank of America NT & SA, as managing agent (in such capacity, together with any successor thereto, a "Managing Agent"), and Citicorp North America, Inc., as managing agent (in such capacity, together with any successor thereto, a "Managing Agent").


                                 W I T N E S S E T H
                                 - - - - - - - - - -

                    WHEREAS, the Company and certain of its subsidiaries have entered into a Credit Agreement (as such agreement may be amended, modified, extended or refinanced from time to time), dated as of December 31, 1993, with the financial institutions party thereto (the "Credit Agreement");

                    WHEREAS, the Company has requested that the Lenders amend and restate the financial covenants set forth in Article VI of the Credit Agreement and waive one of the provisions of
          Article VIII of the Credit Agreement;

                    NOW THEREFORE, in consideration of the premises and the covenants and the agreements contained herein, the parties hereto agree as follows:

                    Section 1.     Capitalized Terms.  Capitalized terms
                                   -----------------
          used herein and not otherwise defined have the meanings ascribed to them in the Credit Agreement. Unless otherwise indicated, references herein to an Exhibit, Schedule, Article, Section, subsection or clause refer to the appropriate Exhibit, or Schedule to, or Article, Section or subsection in the Credit Agreement.

                    Section 2.     Amendment.  On the terms and subject to
                                   ---------
          the conditions set forth herein, the Domestic Lenders and the Multicurrency Lenders, at the request of the Company, hereby amend the Credit Agreement by deleting Article VI thereof and replacing it with the following:

                                     "ARTICLE VI.
                                 FINANCIAL COVENANTS

                    From and after the Closing Date and as long as any of the Obligations or the Commitments remain outstanding, unless the Majority Lenders otherwise consent in writing:

                    6.1 Minimum EBITDA.  The Company shall maintain EBITDA
                        --------------
          at the end of each Fiscal Quarter of not less than the amount set forth below calculated on the basis of the four Fiscal Quarters ending at the end of such Fiscal Quarter (except for the first Fiscal Quarter of 1994 which will be calculated on the basis of the first Fiscal Quarter of 1994, the second Fiscal Quarter of 1994 which will be calculated on the basis of the first two Fiscal Quarters of 1994 and the third Fiscal Quarter of 1994 which will be calculated on the basis of the first three Fiscal Quarters of 1994):




                    Fiscal Quarter                     Minimum EBITDA
                    --------------                     --------------

                    First Fiscal Quarter of 1994       $ 20,000,000
                    Second Fiscal Quarter of 1994        45,000,000
                    Third Fiscal Quarter of 1994         75,000,000
                    Fourth Fiscal Quarter of 1994       102,000,000

                    First Fiscal Quarter of 1995       $ 97,000,000
                    Second Fiscal Quarter of 1995        95,000,000
                    Third Fiscal Quarter of 1995        100,000,000
                    Fourth Fiscal Quarter of 1995       100,000,000

                    First Fiscal Quarter of 1996       $102,000,000
                    Second Fiscal Quarter of 1996       102,000,000
                    Third Fiscal Quarter of 1996        102,000,000
                    Fourth Fiscal Quarter of 1996       106,000,000

                    First Fiscal Quarter of 1          $108,000,000
                    Second Fiscal Quarter of 1997       108,000,000
                    Third Fiscal Quarter of 1997        108,000,000
                    Fourth Fiscal Quarter of 1997       113,000,000

                    First Fiscal Quarter of 1998       $113,000,000
                    Second Fiscal Quarter of 1998       113,000,000
                    Third Fiscal Quarter of 1998        113,000,000
                    Fourth Fiscal Quarter of 1998       115,000,000

                    Each Fiscal Quarter thereafter     $115,000,000


                         6.2. Minimum EBITDA to Cash Interest Expense.  The
                              ---------------------------------------
          Company shall maintain a ratio of EBITDA to Cash Interest Expense at the end of each Fiscal Quarter of not less than the amount set forth below opposite the year in which such Fiscal Quarter falls calculated on the basis of the four Fiscal Quarters ending at the end of such Fiscal Quarter (except for the first Fiscal Quarter of 1994 which will be calculated on the basis of the first Fiscal Quarter of 1994, the second Fiscal Quarter of 1994 which will be calculated on the basis of the first two Fiscal Quarters of 1994 and the third Fiscal Quarter of 1994 which will be calculated on the basis of the first three Fiscal Quarters of 1994):

                                       Minimum Ratio

                                        First         Second        Third        Fourth
                   Fiscal Year         Quarter        Quarter      Quarter       Quarter
                   -----------         -------        -------      -------       -------
                    1994                1.95           2.10         2.20          2.05
                    1995                1.90           1.90         1.90          1.90
                    1996                1.90           1.90         1.90          2.05
                    1997                2.10           2.10         2.10          2.20
                    1998                2.25           2.50         2.50          2.50
                    Each Fiscal
                    Year thereafter     2.50           2.50         2.50          2.50




                         6.3. Minimum Adjusted EBITDA to Adjusted Fixed
                              -----------------------------------------
          Charges.  The Company shall maintain a ratio of (a)  the sum of
          -------
          EBITDA and rental expenses under operating leases less Capital Expenditures to (b) Adjusted Fixed Charges at the end of each Fiscal Quarter set forth below of not less than the amount set forth below opposite such Fiscal Quarter calculated on the basis of the four Fiscal Quarters ending at the end of such Fiscal Quarter (except for the first Fiscal Quarter of 1994 which will be calculated on the basis of the first Fiscal Quarter of 1994, the second Fiscal Quarter of 1994 which will be calculated on the basis of the first two Fiscal Quarters of 1994 and the third Fiscal Quarter of 1994 which will be calculated on the basis of the first three Fiscal Quarters of 1994):


                                                 Minimum Ratio

                                        First         Second        Third        Fourth
                   Fiscal Year         Quarter        Quarter      Quarter       Quarter
                   -----------         -------        -------      -------       -------
                    1994                 .90           1.00         1.05          1.00
                    1995                 .90            .90          .95           .95
                    1996                 .95            .95          .95          1.00
                    Each Fiscal
                    Year Thereafter     1.05           1.05         1.05          1.05


                         6.4.  Maintenance of Adjusted Net Worth.  The
                               ---------------------------------
          Company shall maintain at all times its Adjusted Net Worth of not less than (a) the sum of (i) the Adjusted Net Worth as of December 29, 1994 and (ii) 75% of Net Income (but not Loss) of the Company for the period from December 29, 1994 until such time less (b) $20,000,000.
          ----
                         6.5.  Capital Expenditures.  The Company shall not
                               --------------------
          permit any Capital Expenditures to be made during each of the Fiscal Years set forth below to be in excess of the maximum amount set forth below for such Fiscal Year:


                                                       Maximum Amount of
                         Fiscal Year                   Capital Expenditures
                         -----------                   --------------------
                         1994                              $33,000,000
                         1995                               31,000,000
                         Each Fiscal Year thereafter        31,000,000


          provided, however, that to the extent that actual Capital
          --------  -------
          Expenditures for any such Fiscal Year shall be less than the maximum amount set forth above for such Fiscal Year, the lesser of (a) the excess, if any, of (i) said stated maximum amount before giving effect to this proviso (or $30,000,000 for Fiscal Year 1994) over (ii) such actual Capital Expenditures for any Fiscal Year and (b) $10,000,000 shall, in addition, be available for Capital Expenditures in the next succeeding Fiscal Year. For the purposes hereof, the amount of Capital Expenditures for any Fiscal Year shall include the amounts invested in such Fiscal Year in joint ventures, partnerships and corporations in accordance with Section 8.16 to the extent such amount, together with all other amounts so invested, exceeds the sum of $3,000,000 plus the Unused Excess Cash Flow that may be used to make such Investments pursuant to Section 8.16; provided that the amount of such Investments included in Capital Expenditures in the aggregate in all Fiscal Years shall not exceed $2,000,000.

                         6.6. Maximum Funded Debt to EBITDA Ratio.  The
                              -----------------------------------
          Company shall maintain a ratio of (a) Funded Debt to (b) EBITDA at the end of each Fiscal Quarter of not more than the amount set forth below opposite the year in which such Fiscal Quarter falls calculated on the basis of the four Fiscal Quarters ending at the end of such Fiscal Quarter:


                                             Maximum Ratio

                                       First          Second        Third        Fourth
                   Fiscal Year        Quarter         Quarter      Quarter       Quarter
                   -----------        -------         -------      -------       -------
                    1994                4.95           4.95          4.95         5.10
                    1995                5.50           5.50          5.25         5.25
                    1996                5.25           5.25          5.25         4.75
                    1997                4.75           4.75          4.75         4.00
                    Each Fiscal
                    Year Thereafter     4.00           4.00          4.00         4.00


                         Section 3. Conditions Precedent to Effectiveness.
                                    -------------------------------------

                         3.1. Conditions Precedent.  This Amendment shall
                              --------------------
          become effective on the date (the "Effective Date") upon which the following shall have occurred:

                         (a)  the Managing Agents shall have received
                    executed counterparts of this Amendment from Lenders representing the Majority Lenders; and

                         (b) the Borrowers shall have paid to the Domestic Agent, for the benefit of each of the Lenders executing this Amendment on or prior to February 15, 1995, an amendment fee equal to .25% of the sum of the Domestic Term Loans owing to such Lender, the Domestic Revolving Credit Commitment of such Lender and the Multicurrency Commitment of such Lender.

                         Section 4. Waiver.
                                    ------

                         4.1. Waiver.  On the terms and subject to the
                              ------
          conditions set forth herein, the Domestic Lenders and the Multicurrency Lenders, at the request of the Company, hereby waive the Event of Default which would result from Malcolm I. Glazer, together with his Affiliates, becoming the beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of more than 30% of the Voting Stock of the Company, provided that Malcolm I. Glazer, together with any of his Affiliates, does not become the beneficial owner, directly or indirectly, of securities of the Company representing more than 49% of the Voting Stock of the Company.


                         Section 5. Miscellaneous.
                                    -------------

                         5.1. Reference to and Effect on the Loan
                              -----------------------------------
          Documents.
          ---------

                         (a) Except for the amendment and waiver specified above, the Credit Agreement, the Collateral Documents and each other Loan Document shall remain and continue to be in full force and effect in accordance with its terms, and the Credit Agreement and each Collateral Document is hereby ratified, confirmed and acknowledged by each party thereto.

                         (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Borrower, Lender, Managing Agent or the Company under the Credit Agreement or the Loan Documents nor constitute an amendment or waiver of any provision of any of the Collateral Documents or any of the other Loan Documents.

                         5.2  GOVERNING LAW.  THIS AMENDMENT SHALL BE
                              -------------
          GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                         5.3  Section Titles.  The section titles contained
                              --------------
          in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                         5.4  Execution in Counterparts.  This Amendment
                              -------------------------
          may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.


                         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                         Company
                                         -------

                                         ENVIRODYNE INDUSTRIES, INC.


                                         By: /s/
                                             ---------------------------------
                                             Name: Stephen M. Schuster
                                             Title: Vice President and
                                                      General Counsel


                                         Managing Agent
                                         --------------

                                         CITICORP NORTH AMERICA, INC.
                                         as Managing Agent


                                         By: /s/
                                             ---------------------------------
                                             Name:
                                             Title:
                                         Managing Agent
                                         --------------

                                         BANK OF AMERICA NT & SA
                                         as Managing Agent


                                         By: /s/
                                             ---------------------------------
                                             Name:
                                             Title:

                                         Lenders
                                         -------

                                         BANK OF AMERICA ILLINOIS as
                                         Domestic Lender and Multicurrency
                                         Lender


                                         By: /s/
                                             ---------------------------------
                                             Name:
                                             Title:


                                         CITICORP USA, INC. as Domestic
                                         Lender


                                         By: /s/
                                             ---------------------------------
                                             Name:
                                             Title:


                                         CITIBANK, N.A., LONDON BRANCH as
                                         Multicurrency Lender


                                         By: /s/
                                             ---------------------------------
                                             Name:
                                             Title:


                                         NATIONAL BANK OF CANADA as
                                         Domestic Lender and Multicurrency
                                         Lender


                                         By: /s/
                                             ---------------------------------
                                             Name:
                                             Title:

                                         BANK OF MONTREAL as Domestic
                                         Lender and Multicurrency Lender


                                         By: /s/
                                             ---------------------------------
                                             Name:
                                             Title:

                                         UNION BANK OF FINLAND - GRAND
                                         CAYMAN as Domestic Lender and
                                         Multicurrency Lender


                                         By: /s/
                                             ---------------------------------
                                             Name:
                                             Title:


                                         EATON VANCE MANAGEMENT, INC. as
                                         Domestic Term Loan Lender


                                         By: /s/
                                             ---------------------------------
                                             Name:
                                             Title:


                                         PROSPECT STREET SENIOR PORTFOLIO,
                                         L.P. as Domestic Term Loan Lender

                                         By:      Prospect Street Senior
                                                  Loan Corp.,
                                         Managing General Partner

                                         By: /s/
                                             ---------------------------------

                                             Name:
                                             Title:

                                         BANQUE FRANCAISE DU COMMERCE
                                         EXTERIEUR as Domestic Lender and
                                         Multicurrency Lender


                                         By: /s/
                                             ---------------------------------
                                             Name:
                                             Title:


                                         FALCON 94 LIMITED as Domestic
                                         Term Loan Lender


                                         By: /s/
                                             ---------------------------------

                                             Name:
                                             Title:


                                         CRESCENT/MACH I PARTNER, L.P. as
                                         Domestic Term Loan Lender


                                         By: /s/
                                             ---------------------------------
                                             Name:
                                             Title:

                                         BANQUE PARIBAS as Domestic Lender
                                         and Multicurrency Lender


                                         By: /s/
                                             ---------------------------------
                                             Name:
                                             Title:

                                         BANKERS TRUST COMPANY as Domestic
                                         Lender and Multicurrency Lender


                                         By: /s/
                                             ---------------------------------
                                             Name:
                                             Title:

                                         MITSUBISHI TRUST AND BANKING
                                         CORP. as Domestic Lender and
                                         Multicurrency Lender


                                         By: /s/
                                             ---------------------------------
                                             Name:
                                             Title:

          AGREED AND ACKNOWLEDGED:

          VISKASE, S.A.


          By: /s/
             --------------------------------
             Name:   Stephen M. Schuster
             Title:  Attorney-in-fact

          SANDUSKY PLASTICS OF DELAWARE, INC.


          By: /s/
             --------------------------------
             Name:  Stephen M. Schuster
             Title: Vice President

          VISKASE SALES CORPORATION


          By: /s/
             --------------------------------
             Name:  Stephen M. Schuster
             Title: Vice President

          VISKASE HOLDING CORPORATION


          By: /s/
             --------------------------------
             Name:  Stephen M. Schuster
             Title: Vice President

          CLEAR SHIELD NATIONAL, INC.


          By: /s/
             --------------------------------
             Name:  Stephen M. Schuster
             Title: Vice President

          SANDUSKY PLASTICS, INC.


          By: /s/
             --------------------------------
             Name:  Stephen M. Schuster
             Title: Vice President

          VISKASE CORPORATION


          By: /s/
             --------------------------------
             Name:  Stephen M. Schuster
             Title: Vice President

          ENVIROSONICS, INC.


          By: /s/
             --------------------------------
             Name:  Stephen M. Schuster
             Title: President

          ENVIRODYNE SUBSIDIARY, INC.


          By: /s/
             --------------------------------
             Name:  Stephen M. Schuster
             Title: President

          VISKASE AUSTRALIA LIMITED


          By: /s/
             --------------------------------
             Name:  Stephen M. Schuster
             Title: Vice President

          VISKASE PUERTO RICO CORPORATION


          By: /s/
             --------------------------------
             Name:  Stephen M. Schuster
             Title: Vice President

          WSC CORP.


          By: /s/
             --------------------------------
             Name:  Stephen M. Schuster
             Title: President